SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA LIFE INVESTMENT TRUST

In connection with the Annual Report on Form N-CSR/A (Report) of the above-named issuer for the Funds for the fiscal period ended December 31, 2003, the undersigned hereby certifies, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  October 26, 2004                         KRISTI A. MATUS
       ----------------                         --------------------------------
                                                Kristi A. Matus
                                                President





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                              SECTION 906 CERTIFICATION

                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA LIFE INVESTMENT TRUST

In connection with the Annual Report on Form N-CSR/A (Report) of the above-named issuer for the Funds for the fiscal period ended December 31, 2003, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  October 26, 2004                         DAVID HOLMES
       ----------------                         --------------------------------
                                                David Holmes
                                                Treasurer